Exhibit 10.30

Contract Number.: 8129 Version : 9
AMENDMENT TO THE SYSTEMS INTEGRATOR AGREEMENT
This Amendment (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and INX Inc. (“Integrator”) having its principal place of business at 15960 Midway Road Suite 101, Addison, TEXAS, 75001, UNITED STATES, is effective the later of 13-Nov-2006 or the date of the electronic confirmation message received after this Amendment is accepted (the “Amendment Effective Date”).
WHEREAS, as of 13-Nov-2001, Cisco and Integrator entered into the Agreement, as amended (if applicable);
WHEREAS, Cisco has implemented an on-line contract system; and any extension, renewal, and/or amendment to the Agreement may be in electronic format and accepted on-line by means of such system, (including these terms the “On-line Amendment”) as described herein; and
WHEREAS, in order to implement an On-line Amendment, Cisco has delivered an e-mail to an authorized officer or representative of Integrator, which e-mail contained a link to this On-line Amendment. By clicking on the link, Integrator was presented with this On-line Amendment, which sets forth the terms and conditions of the extension, renewal and/or amendment of the Agreement and contains a means for acceptance.
NOW THEREFORE, the parties agree to amend the Agreement as follows:
1. The Agreement may be extended, renewed and/or amended by electronic means by accepting terms and conditions on-line and the provisions of such extension, renewal and/or amendment shall for all purposes be legally enforceable and binding on the parties as if the Agreement was extended, renewed and/or amended in writing and signed by both parties. The On-line Amendment shall be deemed signed and thus the terms hereof agreed to, if Integrator clicks on the ‘Renew’ button and thereby accepts the On-line Amendment. All references to writing or written amendments in the Agreement shall be deemed to include any On-line Amendment, and all references to signature shall include on-line acceptance. Integrator waives any challenge to the validity or enforceability of any renewals, extensions and/or amendments to the Agreement or the terms of any of the forgoing on the grounds that the terms of any renewal, extension and/or amendment were presented on-line or electronically or acceptance of such renewal, extension and/or amendment was electronically transmitted or accepted.
2. The term of the Agreement shall be renewed for an additional two (2) year period commencing on the Amendment Effective Date. If the Agreement expired prior to the Amendment Effective Date, any orders received and Products purchased between the date of expiration and the Amendment Effective Date shall be in all respects deemed made under the Agreement as in effect prior to this On-line Amendment.
3. The support exhibits currently in the Agreement shall be deleted in their entireties and replaced with the relevant Support Exhibits for which Integrator qualifies as posted on http://www.cisco.com/web/partners/support/integrator_support_exhibits.html,which are incorporated into the Agreement by this reference.
4. The Exhibit for the Purchase and Resale of Cisco Transactional Advanced Services, posted on http://www.cisco.com/web/partners/support/integrator_support_exhibits.html, is incorporated into the Agreement by this reference (collectively with the above relevant Support Exhibits in paragraph 3, the “New Exhibits”).
5. To the extent that there are any pre-existing exhibits (“Superseded Exhibits”) in the Agreement dealing with subject matters which in Cisco’s reasonable opinion are materially similar to those of the New Exhibits, then: (a) such Superseded Exhibits are hereby superseded by the appropriate New Exhibits, and (b) all references to such Superseded Exhibits shall be regarded as references to the appropriate New Exhibits. This paragraph applies without affecting the generality of paragraph 8 below.
6. Integrator represents and warrants that before clicking on the ‘Renew’ button as described in paragraph 1 above, it: (a) has obtained copies of all applicable New Exhibits by downloading such New Exhibits from http://www.cisco.com/web/partners/support/integrator support exhibits.html, or otherwise requesting them from Cisco, and (b) has read and understood, and accepts, the terms and conditions set forth in such New Exhibits.
7. It is acknowledged that in entering into this On-line Amendment, Cisco has relied upon Integrator’s representation and warranty in paragraph 6 above.
8. To the extent that there is conflict between the Agreement and this On-line Amendment, the terms of this Online Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.
9. All other terms and conditions of the Agreement remain unchanged and in full force and effect.
The parties hereto have caused this On-line Amendment to be accepted on-line or signed by its duly authorized officer or representative as of the Amendment Effective Date.